UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2019
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky	001-33998		61-0156015
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400	Louisville	Kentucky	40222
(Address of Principal Executive Offices)			(Zip Code)
(502)-636-4400
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01. Regulation FD Disclosure
On October 3, 2019, Churchill Downs Incorporated (the “Company”) announced that, through its wholly-owned subsidiary NKYRG, LLC, it has signed a definitive agreement to acquire Turfway Park in Florence, Kentucky from Jack Ohio LLC, an affiliate of JACK Entertainment LLC (“JACK”) and Hard Rock International for total consideration of $46 million in cash, subject to certain working capital and other purchase price adjustments.
The closing of the transaction is contingent upon approval by the Kentucky Horse Racing Commission (“KHRC”). The KHRC has scheduled a meeting for October 8th and, if the change of control is approved, the parties expect to close the transaction shortly thereafter.
Immediately after closing, the Company will commence planning for the demolition of the existing grandstand after the 2019-2020 meet, making way for development of Turfway Park Racing & Gaming, an up to $150 million (including today’s announced purchase price) state-of-the art live and historical Thoroughbred racing facility.
The transaction is structured as an acquisition of all of the outstanding equity of Turfway Park, LLC and the $46 million acquisition price will be funded with cash from CDI’s balance sheet. Of this amount, $36 million (subject to certain working capital and other adjustments) will be paid to JACK and will be capitalized on CDI’s balance sheet. The remaining $10 million will be paid to Hard Rock and will be expensed.
A copy of the press release announcing the transaction is furnished hereto as Exhibit 99.1. The information provided pursuant to this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated October 3, 2019 issued by Churchill Downs Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
October 3, 2019	/s/ Bradley K. Blackwell
By: Bradley K. Blackwell
Title: Senior Vice President, General Counsel and Secretary